UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

MATTSON TECHNOLOGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-24838	77-0208119
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47131 Bayside Parkway
Fremont, California    94538
(Address of Principal Executive Offices including Zip Code)
(510) 657-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

The Audit Committee of the Board of Directors of Mattson Technology, Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Audit Committee invited several public accounting firms to participate in this process, including PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm for the year ended December 31, 2013. On April 9, 2014, PwC declined to stand for re-election as the independent registered public accounting firm for the Company. On April 13, 2014, the Audit Committee approved the appointment of Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for the year ending December 31, 2014.
The audit reports of PwC on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through April 9, 2014, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosures or auditing scope and procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the financial statements for such years. During the two fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through April 9, 2014, there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in internal control over financial reporting as described by the Company in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”). The material weakness in internal control over financial reporting identified in the 2013 Form 10-K related to the existence, valuation and presentation of inventory. The Audit Committee has discussed these matters with PwC, and the Company has authorized PwC to respond fully to any inquiries by Armanino.
During the fiscal years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through April 13, 2014, the Company did not consult with Armanino regarding any of the matters described in S-K 304(a)(2)(i) or S-K 304(a)(2)(ii).
The Company provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested that PwC furnish to the Company a letter addressed to the SEC stating whether or not PwC agrees with the above statements and, if not, stating the respects in which it does not agree. PwC has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
16.1	Letter Dated April 15, 2014 of PricewaterhouseCoopers LLP to SEC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2014

By: /s/ TYLER PURVIS
Tyler Purvis Chief Accounting Officer and Corporate Controller (Principal Accounting Officer)